The Target Portfolio Trust

Target Large Capitalization Growth Portfolio

Target Small Capitalization Growth Portfolio

Supplement dated May 15, 2015 to the
Summary Prospectus, Statutory Prospectus and Statement of Additional Information,
each dated September 25, 2014, as supplemented from time to time

At the meetings of shareholders of the Target Large Capitalization Growth Portfolio and the Target Small Capitalization Growth Portfolio held on May 13, 2015 and May 15, 2015, respectively, shareholders approved each portfolio’s reorganization as described below:

Acquired Fund	Acquiring Fund
Target Large Capitalization Growth Portfolio of The Target Portfolio Trust	Prudential Jennison Growth Fund of Prudential Investment Portfolios, Inc.
Target Small Capitalization Growth Portfolio of The Target Portfolio Trust	Prudential Jennison Small Company Fund, Inc.

Pursuant to the reorganization of each portfolio, the assets and liabilities of each Acquired Fund will be exchanged for shares of the relevant Acquiring Fund, and shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. The Acquiring Fund shares to be received by the Acquired Fund’s shareholders in the reorganization will be equal in value, will be of the same class, except that Class T shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund, and each share class will be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the Acquired Fund shares held by such shareholders immediately prior to each reorganization.

Each reorganization transaction is expected to be completed as of the close of business on the New York Stock Exchange on or about Friday, June 5, 2015. In anticipation of the upcoming reorganizations, generally the last day for purchases and exchanges into each Acquired Fund will be at the close of business on Thursday, June 4, 2015.

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